News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS RECORD NET INCOME OF $44.4 MILLION FOR FULL YEAR

OLNEY, MARYLAND, January 23, 2014 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today reported net income for the fourth quarter of 2013 of $9.6 million ($0.38 per diluted share) compared to net income of $9.9 million ($0.40 per diluted share) for the fourth quarter of 2012 and net income of $12.1 million ($0.48 per diluted share) for the third quarter of 2013.

Net income for the year ended December 31, 2013 totaled $44.4 million ($1.77 per diluted share) compared to net income of $36.6 million ($1.48 per diluted share) for the prior year, an increase of 22%.

“We are confident in our ability to produce consistent and quality investor returns in this marketplace as demonstrated by our record earnings for the year, which were driven largely by growth in the loan portfolio and our growing wealth management and insurance operations. This is noteworthy considering the effect of historically low interest rates on the net interest margin and the related reduction in both mortgage origination volumes and mortgage banking income from the sales of such loans,” said Daniel J. Schrider, President and Chief Executive Officer.

“Our results were also positively benefited by the continued improvement in our credit metrics due to the resolution of previously non-performing loans and lower loan charge-offs, and also by very disciplined control of our funding costs,” said Schrider.

Fourth Quarter Highlights:

•	Total loans increased 10% compared to the fourth quarter of 2012 and 5% compared to the third quarter of 2013 due to organic loan growth in the residential mortgage, commercial investor real estate, commercial owner occupied real estate and consumer loan portfolios.

•	The provision for loan and lease losses for the fourth quarter of 2013 was a charge of $0.6 million compared to a charge of $1.2 million for the fourth quarter of 2012 and a charge of $1.1 million for the third quarter of 2013.

•	Non-performing loans totaled $40.0 million at December 31, 2013 compared to $57.9 million at December 31, 2012 and $38.3 million at September 30, 2013. The coverage ratio of the allowance for loan and lease losses to non-performing loans was 97% at December 31, 2013 compared to a coverage ratio of 74% at December 31, 2012 and 103% at September 30, 2013.

•	The net interest margin was 3.53% for the fourth quarter of 2013, compared to 3.53% for the fourth quarter of 2012 and 3.88% for the third quarter of 2013. Excluding the effect of interest recoveries in the third quarter on two previously non-performing loans, the net interest margin would have been 3.49% for the third quarter.

•	Non-interest income decreased 5% for the quarter compared to the prior year quarter due primarily to the decline in income from mortgage banking caused by a significantly lower volume of saleable mortgage loan originations. Compared to the third quarter, non-interest income increased 4% due to an increase in mortgage banking income as volumes stabilized.

Review of Balance Sheet and Credit Quality

Total assets increased 4% to $4.1 billion at December 31, 2013 as compared to December 31, 2012. Total loans and leases increased 10% to $2.8 billion compared to the prior year due primarily to the growth in the residential mortgage, commercial investor real estate, commercial owner occupied real estate and consumer loan portfolios.

Customer funding sources, which include deposits and other short-term borrowings from customers, decreased 1% compared to December 31, 2012. Certificates of deposit declined 11% while combined noninterest-bearing and interest-bearing checking account balances increased 2% compared to the prior year-end. The Company considers the growth in checking accounts to be an important performance metric as such accounts typically are the primary drivers of growth in multiple product banking relationships with clients. FHLB advances increased 52% at December 31, 2013 compared to balances at December 31, 2012, as the Company managed its funding mix to take advantage of current low interest rates to maintain the net interest margin.

Tangible common equity totaled $416.8 million at December 31, 2013 compared to $384.2 million at December 31, 2012, resulting in an increase in the ratio of tangible common equity to tangible assets to 10.37% at December 31, 2013 from 9.94% at December 31, 2012. The increase in tangible common equity was due primarily to net income earned during the period. At December 31, 2013, the Company had a total risk-based capital ratio of 15.65%, a tier 1 risk-based capital ratio of 14.42% and a tier 1 leverage ratio of 11.32%.

Non-performing loans totaled $40.0 million at December 31, 2013 compared to $57.9 million at December 31, 2012 and $38.3 million at September 30, 2013. Overall credit quality was maintained due to the proactive management and resolution of problem credits.

Loan charge-offs, net of recoveries, totaled $1.2 million for the fourth quarter of 2013 compared to net charge-offs of $0.8 million for the fourth quarter of 2012 and net charge-offs of $0.7 million for the third quarter of 2013. The increase in net charge-offs in the quarter was the product of aggressive management of previously existing problem credits. The allowance for loan and lease losses represented 1.39% of outstanding loans and leases and 97% of non-performing loans at December 31, 2013 compared to 1.70% of outstanding loans and leases and 74% of non-performing loans at December 31, 2012. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the fourth quarter of 2013 increased 5% compared to the fourth quarter of 2012. The resulting increase was due to an increase in average interest-earning assets and lower funding costs, that somewhat offset the decline in asset yields. The Company’s funding costs declined due to a lower cost deposit mix and the restructuring of $170 million in Federal Home Loan Bank advances during the fourth quarter of 2012 and the first six months of 2013. The net interest margin remained level at 3.53% for the fourth quarter of 2013 compared to 3.53% for the fourth quarter of 2012 as the decline in asset yields was offset by a higher amount of interest-earning assets.

The provision for loan and lease losses was a charge of $0.6 million for the fourth quarter of 2013 compared to a charge of $1.2 million for the fourth quarter of 2012 and a charge of $1.1 million for the third quarter of 2013. This decrease in the provision compared to the fourth quarter of 2012 and the third quarter of 2013 was due primarily to lower historical losses and improved credit metrics, that more than offset the effect of loan growth during the quarter.

Non-interest income decreased 5% to $11.7 million for the fourth quarter of 2013 compared to $12.2 million for the fourth quarter of 2012. This decrease was driven by a reduction in mortgage banking income due primarily to lower mortgage origination volumes and a decline in client refinancing activity. This decrease was somewhat offset by a 13% increase in wealth management income due to higher assets under management. In addition, other non-interest income increased 34% due to gains recognized on sales of SBA loans and fixed assets.

Non-interest expenses increased 8% to $29.3 million for the fourth quarter of 2013 compared to $27.2 million in the fourth quarter of 2012. This increase was driven primarily by higher salaries and benefits expenses and the recognition of $0.8 million in expenses during the quarter for the planned 2014 closing of three branches. The non-GAAP efficiency ratio was 63.62% for the fourth quarter of 2013 compared to 60.54% for the fourth quarter of 2012.

Net interest income for the year ended December 31, 2013 increased 7% compared to the prior year while the net interest margin increased to 3.63% for 2013 compared to 3.60% in 2012. The increase in net interest income and the net interest margin were due primarily to the factors cited previously with respect to the fourth quarter of 2013 together with the recognition in the third quarter of 2013 of $3.7 million in interest recoveries on loans previously charged-off. Excluding the effect of these interest recoveries, the net interest margin would have been 3.53% for 2013.

The provision for loan and lease losses was a credit of $1.1 million for the year ended December 31, 2013 compared to a charge of $3.6 million for the year ended December 31, 2012. The decrease in the provision for the year was due primarily to a decline in historical losses and a lower migration of new problem loans into non-performing status.

Non-interest income increased 1% to $47.5 million for 2013 compared to $47.0 million for 2012. This increase was driven by a 10% increase in wealth management income due to higher assets under management. Insurance agency commissions increased 7% due to higher revenues on whole life insurance and physicians’ liability lines. Other non-interest income increased 42% due to sales and dispositions of loans and fixed assets and a non-recurring legal settlement. These increases were partially offset by a 49% decrease in mortgage banking income caused by declining mortgage origination volumes.

Non-interest expenses increased 1% to $111.5 million for 2013 compared to $109.9 million for 2012. This increase was driven by an increase in salaries and benefits expenses due to additional staff and higher sales incentive compensation. Occupancy expenses also increased due to the recognition of expenses in the fourth quarter for the planned 2014 closing of three branches. These increases were somewhat offset by decreases in outside data services due to merger expenses incurred from the CommerceFirst acquisition in 2012. Other non-interest expenses also decreased in 2013 due to the lack of merger expenses and the recovery of expenses from the resolution of problem loan credits. The non-GAAP efficiency ratio improved to 60.06% for 2013 compared to 60.94% for 2012.

Conference Call

The Company’s management will host a conference call to discuss its fourth quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-888-317-6016. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) February 21, 2014. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10038886.

About Sandy Spring Bancorp, Inc.

With $4.1 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc. Sandy Spring Bancorp is the largest publicly traded banking company headquartered and operating in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 49 community offices in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George’s counties in Maryland, and Arlington, Fairfax and Loudoun counties in Virginia. Through its subsidiaries, Sandy Spring Bank also offers a comprehensive menu of insurance and investment management services. Visit www.sandyspringbank.com for more information about Sandy Spring Bank.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email: DSchrider@sandyspringbank.com

 PMantua@sandyspringbank.com

Web site: www.sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2012, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Twelve Months Ended
	December 31,		%	December 31,		%
(Dollars in thousands, except per share data)	2013	2012	Change	2013	2012	Change
Results of Operations:
Net interest income	$32,350	$30,920	5%	$129,914	$121,219	7%
Provision for loan and lease losses	586	1,168	(50)	(1,084)	3,649	(130)
Non-interest income	11,654	12,247	(5)	47,511	46,956	1
Non-interest expenses	29,300	27,219	8	111,524	109,927	1
Income before income taxes	14,118	14,780	(4)	66,985	54,599	23
Net income	9,613	9,881	(3)	44,422	36,554	22

Pre-tax pre-provision pre-merger expense income	$14,704	$15,740	(7)	$65,901	$60,748	8

Return on average assets	0.93%	1.01%		1.11%	0.97%
Return on average common equity	7.71%	8.14%		9.11%	7.85%
Net interest margin	3.53%	3.53%		3.63%	3.60%
Efficiency ratio - GAAP basis (1)	66.59%	63.06%		62.86%	65.36%
Efficiency ratio - Non-GAAP basis (1)	63.62%	60.54%		60.06%	60.94%

Per share data:
Basic net income	$0.38	$0.40	(5)%	$1.78	$1.49	19%
Diluted net income	$0.38	$0.40	(5)	$1.77	$1.48	20
Average fully diluted shares	25,108,109	24,971,249	1	25,075,014	24,657,149	2
Dividends declared per share	$0.18	$0.14	29	$0.64	$0.48	33
Book value per share	19.98	19.41	3	19.98	19.41	3
Tangible book value per share	16.68	15.43	8	16.68	15.43	8
Outstanding shares	24,990,021	24,905,392	-	24,990,021	24,905,392	-

Financial Condition at period-end:
Investment securities	$1,016,609	$1,075,032	(5)%	$1,016,609	$1,075,032	(5)%
Loans and leases	2,784,266	2,531,128	10	2,784,266	2,531,128	10
Interest-earning assets	3,836,912	3,669,175	5	3,836,912	3,669,175	5
Assets	4,106,100	3,955,206	4	4,106,100	3,955,206	4
Deposits	2,877,225	2,913,034	(1)	2,877,225	2,913,034	(1)
Interest-bearing liabilities	2,744,869	2,592,606	6	2,744,869	2,592,606	6
Stockholders' equity	499,363	483,512	3	499,363	483,512	3

Capital ratios:
Tier 1 leverage	11.32%	10.98%		11.32%	10.98%
Tier 1 capital to risk-weighted assets	14.42%	14.15%		14.42%	14.15%
Total regulatory capital to risk-weighted assets	15.65%	15.40%		15.65%	15.40%
Tangible common equity to tangible assets (2)	10.37%	9.94%		10.37%	9.94%
Average equity to average assets	12.12%	12.35%		12.17%	12.32%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.39%	1.70%		1.39%	1.70%
Non-performing loans to total loans	1.44%	2.29%		1.44%	2.29%
Non-performing assets to total assets	1.01%	1.61%		1.01%	1.61%
Allowance for loan and lease losses to non-performing loans	96.83%	74.18%		96.83%	74.18%
Annualized net charge-offs to average loans and leases (3)	0.18%	0.13%		0.12%	0.42%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional eficiency ratio - non-GAAP basis excludes intangible asset amortization and merger expenses from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.
(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands)	2013	2012	2013	2012
Pre-tax pre-provision pre-merger expense income:
Net income	$9,613	$9,881	$44,422	$36,554
Plus non-GAAP adjustment:
Merger expenses	-	(208)	-	2,500
Income taxes	4,505	4,899	22,563	18,045
Provision for loan and lease losses	586	1,168	(1,084)	3,649
Pre-tax pre-provision pre-merger expense income	$14,704	$15,740	$65,901	$60,748

Efficiency ratio - GAAP basis:
Non-interest expenses	$29,300	$27,219	$111,524	$109,927

Net interest income plus non-interest income	$44,004	$43,167	$177,425	$168,175

Efficiency ratio - GAAP basis	66.59%	63.06%	62.86%	65.36%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$29,300	$27,219	$111,524	$109,927
Less non-GAAP adjustment:
Amortization of intangible assets	461	478	1,845	1,881
Merger expenses	-	(208)	-	2,500
Non-interest expenses - as adjusted	$28,839	$26,949	$109,679	$105,546

Net interest income plus non-interest income	$44,004	$43,167	$177,425	$168,175
Plus non-GAAP adjustment:
Tax-equivalent income	1,325	1,334	5,292	5,374
Less non-GAAP adjustments:
Securities gains	(3)	-	115	459
OTTI recognized in earnings	-	(14)	-	(109)
Net interest income plus non-interest income - as adjusted	$45,332	$44,515	$182,602	$173,199

Efficiency ratio - Non-GAAP basis	63.62%	60.54%	60.06%	60.94%

Tangible common equity ratio:
Total stockholders' equity	$499,363	$483,512	$499,363	$483,512
Accumulated other comprehensive (income) loss	2,970	(11,312)	2,970	(11,312)
Goodwill	(84,171)	(84,808)	(84,171)	(84,808)
Other intangible assets, net	(1,330)	(3,163)	(1,330)	(3,163)
Tangible common equity	$416,832	$384,229	$416,832	$384,229

Total assets	$4,106,100	$3,955,206	$4,106,100	$3,955,206
Goodwill	(84,171)	(84,808)	(84,171)	(84,808)
Other intangible assets, net	(1,330)	(3,163)	(1,330)	(3,163)
Tangible assets	$4,020,599	$3,867,235	$4,020,599	$3,867,235

Tangible common equity ratio	10.37%	9.94%	10.37%	9.94%

Outstanding common shares	24,990,021	24,905,392	24,990,021	24,905,392
Tangible book value per common share	$16.68	$15.43	$16.68	$15.43

Sandy Spring Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION - UNAUDITED

	December 31,	December 31,
(Dollars in thousands)	2013	2012
Assets
Cash and due from banks	$46,755	$59,540
Federal funds sold	475	466
Interest-bearing deposits with banks	27,197	26,400
Cash and cash equivalents	74,427	86,406

Residential mortgage loans held for sale (at fair value)	8,365	36,149
Investments available-for-sale (at fair value)	751,284	825,582
Investments held-to-maturity -- fair value of $216,007 and $222,024 at December 31, 2013 and 2012, respectively	224,638	215,814
Other equity securities	40,687	33,636

Total loans and leases	2,784,266	2,531,128
Less: allowance for loan and lease losses	(38,766)	(42,957)
Net loans and leases	2,745,500	2,488,171
Premises and equipment, net	45,916	48,326
Other real estate owned	1,338	5,926
Accrued interest receivable	12,532	12,392
Goodwill	84,171	84,808
Other intangible assets, net	1,330	3,163
Other assets	115,912	114,833
Total assets	$4,106,100	$3,955,206

Liabilities
Noninterest-bearing deposits	$836,198	$847,415
Interest-bearing deposits	2,041,027	2,065,619
Total deposits	2,877,225	2,913,034

Securities sold under retail repurchase agreements and federal funds purchased	53,842	86,929
Advances from FHLB	615,000	405,058
Subordinated debentures	35,000	35,000
Accrued interest payable and other liabilities	25,670	31,673
Total liabilities	3,606,737	3,471,694

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 24,990,021 and
24,905,392 at December 31, 2013 and 2012, respectively	24,990	24,905
Additional paid in capital	193,445	191,689
Retained earnings	283,898	255,606
Accumulated other comprehensive income (loss)	(2,970)	11,312
Total stockholders' equity	499,363	483,512
Total liabilities and stockholders' equity	$4,106,100	$3,955,206

Sandy Spring Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in thousands, except per share data)	2013	2012	2013	2012
Interest Income:
Interest and fees on loans and leases	$30,443	$29,410	$122,380	$115,574
Interest on loans held for sale	91	254	929	841
Interest on deposits with banks	19	28	84	111
Interest and dividends on investment securities:
Taxable	4,224	4,142	16,635	17,951
Exempt from federal income taxes	2,331	2,368	9,318	9,392
Interest on federal funds sold	1	-	1	1
Total interest income	37,109	36,202	149,347	143,870
Interest Expense:
Interest on deposits	1,230	1,650	5,439	7,357
Interest on retail repurchase agreements and federal funds purchased	37	46	163	204
Interest on advances from FHLB	3,269	3,359	12,936	14,131
Interest on subordinated debt	223	227	895	959
Total interest expense	4,759	5,282	19,433	22,651
Net interest income	32,350	30,920	129,914	121,219
Provision (credit) for loan and lease losses	586	1,168	(1,084)	3,649
Net interest income after provision for loan and lease losses	31,764	29,752	130,998	117,570
Non-interest Income:
Investment securities gains (losses)	(3)	-	115	459
Total other-than-temporary impairment ("OTTI") losses	-	(14)	-	(109)
Portion of OTTI losses recognized in other comprehensive income, before taxes	-	-	-	-
Net OTTI recognized in earnings	-	(14)	-	(109)
Service charges on deposit accounts	2,143	2,197	8,533	8,910
Mortgage banking activities	356	1,738	3,094	6,032
Wealth management income	4,508	4,000	17,585	15,949
Insurance agency commissions	1,243	1,334	4,821	4,490
Income from bank owned life insurance	635	662	2,499	2,616
Visa check fees	1,052	1,043	4,165	3,887
Other income	1,720	1,287	6,699	4,722
Total non-interest income	11,654	12,247	47,511	46,956
Non-interest Expenses:
Salaries and employee benefits	16,707	15,405	65,598	62,509
Occupancy expense of premises	3,844	3,115	13,171	12,010
Equipment expenses	1,264	1,189	4,940	4,871
Marketing	897	827	2,880	2,651
Outside data services	1,162	836	4,580	5,019
FDIC insurance	445	601	2,300	2,573
Amortization of intangible assets	461	478	1,845	1,881
Other expenses	4,520	4,768	16,210	18,413
Total non-interest expenses	29,300	27,219	111,524	109,927
Income before income taxes	14,118	14,780	66,985	54,599
Income tax expense	4,505	4,899	22,563	18,045
Net income	$9,613	$9,881	$44,422	$36,554

Net Income Per Share Amounts:
Basic net income per share	$0.38	$0.40	$1.78	$1.49
Diluted net income per share	$0.38	$0.40	$1.77	$1.48
Dividends declared per share	$0.18	$0.14	$0.64	$0.48

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2013				2012
(Dollars in thousands, except per share data)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the quarter:
Tax-equivalent interest income	$38,434	$41,524	$37,091	$37,590	$37,536	$38,819	$36,898	$35,991
Interest expense	4,759	4,874	4,847	4,953	5,282	5,710	5,749	5,910
Tax-equivalent net interest income	33,675	36,650	32,244	32,637	32,254	33,109	31,149	30,081
Tax-equivalent adjustment	1,325	1,344	1,312	1,311	1,334	1,324	1,340	1,376
Provision for loan and lease losses	586	1,128	(2,876)	78	1,168	232	1,585	664
Non-interest income	11,654	11,223	12,215	12,419	12,247	12,242	11,493	10,974
Non-interest expenses	29,300	26,893	27,508	27,823	27,219	27,167	28,858	26,683
Income before income taxes	14,118	18,508	18,515	15,844	14,780	16,628	10,859	12,332
Income tax expense	4,505	6,419	6,353	5,286	4,899	5,638	3,652	3,856
Net income	$9,613	$12,089	$12,162	$10,558	$9,881	$10,990	$7,207	$8,476
Financial performance:
Pre-tax pre-provision pre-merger expense income	$14,704	$19,636	$15,639	$15,922	$15,740	$16,996	$14,642	$13,370
Return on average assets	0.93%	1.19%	1.23%	1.08%	1.01%	1.13%	0.78%	0.94%
Return on average common equity	7.71%	9.91%	9.98%	8.85%	8.14%	9.22%	6.34%	7.60%
Net interest margin	3.53%	3.88%	3.51%	3.59%	3.53%	3.67%	3.62%	3.56%
Efficiency ratio - GAAP basis (1)	66.59%	57.80%	63.75%	63.60%	63.06%	61.70%	69.87%	67.25%
Efficiency ratio - Non-GAAP basis (1)	63.62%	55.21%	60.92%	60.80%	60.54%	58.91%	61.54%	62.97%
Per share data:
Basic net income per share	$0.38	$0.48	$0.49	$0.42	$0.40	$0.44	$0.30	$0.35
Diluted net income per share	$0.38	$0.48	$0.49	$0.42	$0.40	$0.44	$0.30	$0.35
Average fully diluted shares	25,108,109	25,070,506	25,009,092	25,002,612	24,971,249	24,949,205	24,423,236	24,180,501
Dividends declared per common share	$0.18	$0.16	$0.16	$0.14	$0.14	$0.12	$0.12	$0.10
Non-interest income:
Securities gains (losses)	$(3)	$-	$62	$56	$-	$296	$90	$73
Net OTTI recognized in earnings	-	-	-	-	(14)	(23)	(8)	(64)
Service charges on deposit accounts	2,143	2,171	2,150	2,069	2,197	2,230	2,283	2,200
Mortgage banking activities	356	(26)	1,237	1,527	1,738	1,981	1,288	1,025
Wealth management income	4,508	4,503	4,532	4,042	4,000	3,858	4,034	4,057
Insurance agency commissions	1,243	1,193	1,036	1,349	1,334	1,020	934	1,202
Income from bank owned life insurance	635	629	623	612	662	660	660	634
Visa check fees	1,052	1,077	1,079	957	1,043	984	962	898
Other income	1,720	1,676	1,496	1,807	1,287	1,236	1,250	949
Total non-interest income	$11,654	$11,223	$12,215	$12,419	$12,247	$12,242	$11,493	$10,974
Non-interest expense:
Salaries and employee benefits	$16,707	$16,382	$16,163	$16,346	$15,405	$15,476	$15,927	$15,701
Occupancy expense of premises	3,844	3,149	2,996	3,182	3,115	3,106	2,943	2,846
Equipment expenses	1,264	1,200	1,227	1,249	1,189	1,237	1,255	1,190
Marketing	897	713	755	515	827	764	565	495
Outside data services	1,162	1,152	1,114	1,152	836	1,076	1,828	1,279
FDIC insurance	445	678	581	596	601	667	653	652
Amortization of intangible assets	461	462	461	461	478	476	466	461
Professional fees	1,386	511	1,332	1,250	1,584	1,282	2,156	1,287
Other real estate owned expenses	91	(150)	(281)	37	316	174	351	64
Other expenses	3,043	2,796	3,160	3,035	2,868	2,909	2,714	2,708
Total non-interest expense	$29,300	$26,893	$27,508	$27,823	$27,219	$27,167	$28,858	$26,683

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization and merger expenses from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2013				2012
(Dollars in thousands)	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Balance sheets at quarter end:
Residential mortgage loans	$618,381	$595,180	$565,282	$538,346	$523,364	$499,806	$472,426	$465,204
Residential construction loans	129,177	118,316	116,736	122,698	120,314	128,606	130,791	122,841
Commercial ADC loans	160,696	158,739	163,309	150,599	151,933	133,007	151,620	149,814
Commercial investor real estate loans	552,178	518,029	497,365	487,802	456,888	447,536	443,237	392,626
Commercial owner occupied real estate loans	592,823	569,350	563,258	565,820	571,510	579,711	579,812	525,022
Commercial business loans	356,651	332,670	334,979	344,489	346,708	322,087	334,040	253,827
Leasing	703	962	1,415	1,974	3,421	4,233	5,618	5,843
Consumer loans	373,657	368,764	363,114	353,341	356,990	353,999	357,534	356,215
Total loans and leases	2,784,266	2,662,010	2,605,458	2,565,069	2,531,128	2,468,985	2,475,078	2,271,392
Allowance for loan and lease losses	(38,766)	(39,422)	(39,015)	(41,246)	(42,957)	(42,618)	(45,265)	(45,061)
Investment securities	1,016,609	1,077,951	1,102,209	1,008,693	1,075,032	1,074,918	1,006,743	1,067,462
Interest-earning assets	3,836,912	3,771,825	3,802,682	3,660,809	3,669,175	3,614,310	3,584,480	3,416,136
Total assets	4,106,100	4,052,969	4,072,617	3,932,026	3,955,206	3,887,427	3,855,177	3,668,273
Noninterest-bearing demand deposits	836,198	890,319	877,891	832,679	847,415	818,674	763,566	685,770
Total deposits	2,877,225	2,916,466	2,926,650	2,919,208	2,913,034	2,880,262	2,852,055	2,681,075
Customer repurchase agreements	53,842	53,177	54,731	50,302	51,929	58,306	64,779	73,130
Total interest-bearing liabilities	2,744,869	2,634,324	2,678,490	2,576,831	2,592,606	2,560,040	2,593,501	2,508,756
Total stockholders' equity	499,363	493,882	485,643	488,947	483,512	481,810	471,464	451,917
Quarterly average balance sheets:
Residential mortgage loans	$614,698	$593,335	$579,899	$575,889	$542,095	$510,475	$488,644	$474,149
Residential construction loans	125,744	120,676	119,197	120,283	125,640	133,236	125,582	116,630
Commercial ADC loans	156,558	158,557	160,483	148,749	137,679	142,870	151,374	159,769
Commercial investor real estate loans	522,085	499,896	485,630	474,062	453,074	445,012	410,258	377,072
Commercial owner occupied real estate loans	580,808	566,366	561,249	567,723	577,693	580,994	539,590	518,763
Commercial business loans	357,455	331,374	337,843	347,569	322,501	332,364	284,271	258,099
Leasing	817	1,152	1,644	2,510	3,773	4,858	5,528	6,325
Consumer loans	373,017	366,562	360,842	357,366	356,452	357,135	359,008	358,783
Total loans and leases	2,731,182	2,637,918	2,606,787	2,594,151	2,518,907	2,506,945	2,364,255	2,269,590
Investment securities	1,055,432	1,097,643	1,047,726	1,051,769	1,072,278	1,038,586	1,052,502	1,086,295
Interest-earning assets	3,817,033	3,770,855	3,692,215	3,677,444	3,639,605	3,599,715	3,453,590	3,389,843
Total assets	4,082,839	4,039,069	3,959,907	3,946,578	3,908,479	3,863,951	3,708,622	3,637,674
Noninterest-bearing demand deposits	872,532	862,046	838,502	797,926	824,188	774,215	699,638	641,477
Total deposits	2,901,814	2,903,926	2,892,704	2,860,451	2,891,120	2,857,523	2,714,980	2,642,634
Customer repurchase agreements	57,682	56,766	55,941	52,622	60,941	62,693	66,674	65,195
Total interest-bearing liabilities	2,679,812	2,659,406	2,599,704	2,631,198	2,571,937	2,587,815	2,526,541	2,523,394
Total stockholders' equity	494,779	483,811	489,014	483,664	482,621	474,231	457,338	448,406
Financial Measures
Average equity to average assets	12.12%	11.98%	12.35%	12.26%	12.35%	12.27%	12.33%	12.33%
Investment securities to earning assets	26.50%	28.58%	28.99%	27.55%	29.30%	29.74%	28.09%	31.25%
Loans to earning assets	72.57%	70.58%	68.52%	70.07%	68.98%	68.31%	69.05%	66.49%
Loans to assets	67.81%	65.68%	63.98%	65.24%	63.99%	63.51%	64.20%	61.92%
Loans to deposits	96.77%	91.28%	89.03%	87.87%	86.89%	85.72%	86.78%	84.72%
Capital measures:
Tier 1 leverage	11.32%	11.29%	11.28%	11.07%	10.98%	10.99%	11.21%	11.05%
Tier 1 capital to risk-weighted assets	14.42%	14.45%	14.30%	14.23%	14.15%	14.31%	14.12%	14.89%
Total regulatory capital to risk-weighted assets	15.65%	15.70%	15.55%	15.48%	15.40%	15.56%	15.36%	16.14%
Book value per share	$19.98	$19.77	$19.45	$19.59	$19.41	$19.35	$18.94	$18.72
Outstanding shares	24,990,021	24,985,146	24,967,558	24,954,892	24,905,392	24,896,136	24,886,724	24,143,985

Sandy Spring Bancorp, Inc. and Subsidiaries
LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2013				2012
(Dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$-	$-	$15	$-	$24	$44	$70	$40
Commercial real estate:
Commercial AD&C	-	-	-	-	-	-	342	-
Commercial investor real estate	-	-	-	-	-	-	-	-
Commercial owner occupied real estate	-	-	-	-	209	-	-	-
Leasing	-	-	-	-	-	127	96	-
Consumer	1	10	-	54	14	18	5	89
Residential real estate:
Residential mortgage	-	-	-	-	-	116	91	167
Residential construction	-	-	-	-	-	-	-	-
Total loans and leases 90 days past due	1	10	15	54	247	305	604	296
Non-accrual loans and leases:
Commercial business	3,400	4,050	4,483	4,012	4,611	4,919	4,583	6,542
Commercial real estate:
Commercial AD&C	4,127	5,086	5,885	5,826	6,332	8,957	13,055	14,303
Commercial investor real estate	6,802	6,877	11,741	12,353	11,843	12,345	13,327	13,893
Commercial owner occupied real estate	5,936	4,202	5,413	5,346	13,681	13,742	15,146	16,295
Leasing	-	-	-	-	865	834	872	858
Consumer	2,259	2,004	2,305	2,388	2,410	1,607	1,651	1,700
Residential real estate:
Residential mortgage	5,735	5,643	5,581	5,393	4,681	3,644	2,600	4,818
Residential construction	2,315	2,327	2,558	3,258	3,125	3,236	4,333	4,929
Total non-accrual loans and leases	30,574	30,189	37,966	38,576	47,548	49,284	55,567	63,338
Total restructured loans - accruing	9,459	8,054	8,213	10,839	10,110	9,277	8,285	8,547
Total non-performing loans and leases	40,034	38,253	46,194	49,469	57,905	58,866	64,456	72,181
Other assets and real estate owned (OREO)	1,338	1,662	4,831	5,250	5,926	9,291	9,553	4,834
Total non-performing assets	$41,372	$39,915	$51,025	$54,719	$63,831	$68,157	$74,009	$77,015

	For the quarter ended,
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2013	2013	2013	2013	2012	2012	2012	2012
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$30,189	$37,966	$38,576	$47,548	$49,284	$55,567	$63,338	$71,680
Non-accrual balances transferred to OREO	(365)	(723)	(1,426)	(92)	(400)	(232)	(2,131)	-
Non-accrual balances charged-off	(922)	(4,995)	(668)	(2,175)	(979)	(3,697)	(1,663)	(4,965)
Net payments or draws	(971)	(13,547)	(3,560)	(11,768)	(3,852)	(6,342)	(4,149)	(5,061)
Loans placed on non-accrual	3,546	11,488	5,044	5,493	5,023	3,988	1,261	1,809
Non-accrual loans brought current	(903)	-	-	(430)	(1,528)	-	(1,089)	(125)
Balance at end of period	$30,574	$30,189	$37,966	$38,576	$47,548	$49,284	$55,567	$63,338

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$39,422	$39,015	$41,246	$42,957	$42,618	$45,265	$45,061	$49,426
Provision (credit) for loan and lease losses	586	1,128	(2,876)	78	1,168	232	1,585	664
Less loans charged-off, net of recoveries:
Commercial business	384	1	(32)	1,744	(76)	(225)	(185)	(39)
Commercial real estate:
Commercial AD&C	85	(616)	(1,444)	(1,020)	(248)	1,983	(59)	1,076
Commercial investor real estate	23	1,243	123	31	110	123	140	3,219
Commercial owner occupied real estate	(82)	(284)	100	81	-	653	484	-
Leasing	-	(6)	(4)	-	-	(17)	(3)	5
Consumer	488	169	490	508	384	111	228	348
Residential real estate:
Residential mortgage	347	216	22	447	508	253	713	420
Residential construction	(3)	(2)	100	(2)	151	(2)	63	-
Net charge-offs	1,242	721	(645)	1,789	829	2,879	1,381	5,029
Balance at end of period	$38,766	$39,422	$39,015	$41,246	$42,957	$42,618	$45,265	$45,061

Asset Quality Ratios:
Non-performing loans to total loans	1.44%	1.44%	1.77%	1.93%	2.29%	2.38%	2.60%	3.18%
Non-performing assets to total assets	1.01%	0.98%	1.25%	1.39%	1.61%	1.75%	1.92%	2.10%
Allowance for loan losses to loans	1.39%	1.48%	1.50%	1.61%	1.70%	1.73%	1.83%	1.98%
Allowance for loan losses to non-performing loans	96.83%	103.06%	84.46%	83.38%	74.18%	72.40%	70.23%	62.43%
Net charge-offs in quarter to average loans	0.18%	0.11%	(0.10)%	0.28%	0.13%	0.46%	0.23%	0.89%

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended December 31,
		2013			2012
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$614,698	$5,384	3.49%	$542,095	$5,278	3.93%
Residential construction loans	125,744	1,189	3.75	125,640	1,076	3.41
Commercial ADC loans	156,558	2,057	5.21	137,679	1,866	5.39
Commercial investor real estate loans	522,085	6,974	5.30	453,074	6,242	5.48
Commercial owner occupied real estate loans	580,808	7,230	5.10	577,693	7,514	5.26
Commercial business loans	357,455	4,520	4.97	322,501	4,523	5.43
Leasing	817	14	6.81	3,773	54	5.62
Consumer loans	373,017	3,166	3.39	356,452	3,111	3.50
Total loans and leases (3)	2,731,182	30,534	4.47	2,518,907	29,664	4.71
Taxable securities	751,796	4,597	2.43	768,412	4,493	2.34
Tax-exempt securities (4)	303,636	3,283	4.29	303,866	3,351	4.41
Interest-bearing deposits with banks	29,944	19	0.25	47,954	28	0.22
Federal funds sold	475	1	0.22	466	-	0.22
Total interest-earning assets	3,817,033	38,434	4.03	3,639,605	37,536	4.11

Less: allowance for loan and lease losses	(39,775)			(42,741)
Cash and due from banks	45,549			48,803
Premises and equipment, net	46,545			48,626
Other assets	213,487			214,186
Total assets	$4,082,839			$3,908,479

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$443,959	93	0.08%	$400,175	88	0.09%
Regular savings deposits	239,382	45	0.08	220,814	44	0.08
Money market savings deposits	876,014	283	0.13	900,991	472	0.21
Time deposits	469,927	809	0.68	544,952	1,046	0.76
Total interest-bearing deposits	2,029,282	1,230	0.24	2,066,932	1,650	0.32
Other borrowings	61,780	37	0.24	64,908	46	0.28
Advances from FHLB	553,750	3,269	2.34	405,097	3,359	3.30
Subordinated debentures	35,000	223	2.55	35,000	227	2.59
Total interest-bearing liabilities	2,679,812	4,759	0.70	2,571,937	5,282	0.82

Noninterest-bearing demand deposits	872,532			824,188
Other liabilities	35,716			29,733
Stockholders' equity	494,779			482,621
Total liabilities and stockholders' equity	$4,082,839			$3,908,479

Net interest income and spread		$33,675	3.33%		$32,254	3.29%
Less: tax-equivalent adjustment		1,325			1,334
Net interest income		$32,350			$30,920

Interest income/earning assets			4.03%			4.11%
Interest expense/earning assets			0.50			0.58
Net interest margin			3.53%			3.53%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2013 and 2012. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.3 million and $1.3 million in 2013 and 2012, respectively.
(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(3)	Non-accrual loans are included in the average balances.
(4)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Twelve Months Ended December 31,
		2013			2012
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$591,068	$21,385	3.62%	$503,963	$21,281	4.22%
Residential construction loans	121,488	4,331	3.57	125,295	4,581	3.66
Commercial ADC loans	156,115	9,596	6.15	147,881	7,721	5.22
Commercial investor real estate loans	495,562	27,901	5.63	421,505	23,167	5.50
Commercial owner occupied real estate loans	569,065	29,696	5.36	554,397	30,236	5.45
Commercial business loans	343,554	17,807	5.07	299,462	16,511	5.51
Leasing	1,525	102	6.70	5,117	326	6.36
Consumer loans	364,495	12,491	3.45	357,839	12,592	3.52
Total loans and leases (3)	2,642,872	123,309	4.69	2,415,459	116,415	4.82
Taxable securities	761,713	18,133	2.38	774,030	19,254	2.49
Tax-exempt securities (4)	301,534	13,112	4.35	288,347	13,463	4.67
Interest-bearing deposits with banks	33,261	84	0.25	42,668	111	0.26
Federal funds sold	475	1	0.22	724	1	0.18
Total interest-earning assets	3,739,855	154,639	4.15	3,521,228	149,244	4.24

Less: allowance for loan and lease losses	(41,606)			(46,260)
Cash and due from banks	45,836			46,588
Premises and equipment, net	47,244			48,875
Other assets	216,082			209,653
Total assets	$4,007,411			$3,780,084

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$438,183	373	0.09%	$385,004	344	0.09%
Regular savings deposits	238,818	204	0.09	212,659	199	0.09
Money market savings deposits	879,588	1,414	0.16	877,546	1,943	0.22
Time deposits	490,278	3,448	0.70	566,658	4,871	0.86
Total interest-bearing deposits	2,046,867	5,439	0.27	2,041,867	7,357	0.36
Other borrowings	60,249	163	0.27	70,477	204	0.29
Advances from FHLB	500,593	12,936	2.58	405,227	14,131	3.49
Subordinated debentures	35,000	895	2.56	35,000	959	2.74
Total interest-bearing liabilities	2,642,709	19,433	0.74	2,552,571	22,651	0.89

Noninterest-bearing demand deposits	843,008			735,231
Other liabilities	33,858			26,563
Stockholders' equity	487,836			465,719
Total liabilities and stockholders' equity	$4,007,411			$3,780,084

Net interest income and spread		$135,206	3.41%		$126,593	3.35%
Less: tax-equivalent adjustment		5,292			5,374
Net interest income		$129,914			$121,219

Interest income/earning assets			4.15%			4.24%
Interest expense/earning assets			0.52			0.64
Net interest margin			3.63%			3.60%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2013 and 2012. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $5.3 million and $5.4 million in 2013 and 2012, respectively.
(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.
(3)	Non-accrual loans are included in the average balances.
(4)	Includes only investments that are exempt from federal taxes.